UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                        Date of Report: February 27, 2004




                            OAK HILL FINANCIAL, INC.
             (Exact name of Registrant as specified in its charter)




         Ohio                       0-26876                      31-1010517
(State or jurisdiction    (Commission or file number)     (IRS Employer
 of incorporation)                                        identification number)



                                 14621 S. R. 93
                                Jackson, OH 45640
                    (Address of principal executive offices)




                                 (740) 286-3283
                (Registrant's phone number, including area code)




                                 Not Applicable
          (Former name or former address, if changed since last report)





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Item 5:   Other Events and Regulation FD Disclosure
          -----------------------------------------

          On February 26, 2004, Oak Hill Financial, Inc. issued a news release announcing that its Board of Directors has authorized the repurchase of up to 300,000 shares, or approximately 5.4%, of its outstanding common stock through open market or privately negotiated transactions. The information contained in the news release, which is attached as
          Exhibit 99 to this Form 8-K, is incorporated herein by this reference.

Item 7:   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits

                Exhibit No.                        Description
                -----------                        -----------

                    99 Press release of Oak Hill Financial, Inc., dated February 26, 2004, announcing the repurchase of up to 300,000 shares, or 5.4%, of its outstanding common stock.









                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        Oak Hill Financial, Inc.


Date:  February 27, 2004                                /s/ H. Tim Bichsel
                                                        ------------------------
                                                        H. Tim Bichsel
                                                        Secretary